December 21, 2005

Jeffrey B. Werbitt
Office of Mergers and Acquisitions
Securities and Exchange Commission
Washington, D.C. 20549

Re: Secured Income, L.P., Schedule TO-T filed November 30, 2005 by MacKenzie Patterson Fuller, Inc. and its affiliates, the Purchasers
SEC File No. 5-54251

Dear Mr. Werbitt:

Thank you for your letter dated December 13, 2005 regarding our recent Schedule TO-T. I will respond to the questions you asked in your letter in the order in which you posed them.

     1. We confirm that we understand that you view a distribution that results in a reduction in price as a material change to the terms of the offer.
     2. We have amended the Schedule to disclose that in our experience it can take anywhere from 14 to 30 days for the General Partner to confirm ownership and transfer the Units.

Closing paragraphs: While acknowledging the Staff's positions, and without implying any specific issue with such position, we respectfully decline to make the statements requested. There is no requirement that we do so. To the extent the requested statements are accurate statements of applicable law, there is no reason to obtain from bidders a recitation of such law. To the extent the statements go beyond applicable law or reflect interpretations of law that may be open to dispute, it would not be fair or appropriate to require bidders to make statements that might prejudice their right to take a contrary position at some later time, if the occasion arose.

Please let me know if you have any questions or further comments.

Very Truly Yours,

Chip Patterson
Senior Vice President and General Counsel
(925) 631-9100 ext. 206
(925) 871-4046 (Fax)
chip@mpfi.com